Putnam
New York
Tax Exempt
Opportunities
Fund

ANNUAL REPORT
September 30, 1996

[LOGO: LONDON * BOSTON * TOKYO]



Fund highlights

* According to Lipper Analytical Services, Putnam New York Tax
Exempt Opportunities Fund's class A share total return ranked 1 out of 60 New York municipal bond funds for the 3-year period ended
September 30, 1996.*

* Morningstar, Inc., an independent rating agency, awarded the fund's class A shares its highest rating of 5 stars for overall performance (based on the 3- and 5-year return) as of September 30, 1996. Only 10% of the 1,013 municipal funds rated received 5 stars.+

      CONTENTS
 4    Report from Putnam Management
 8    Fund performance summary
12    Portfolio holdings
16    Financial statements

*Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. The rankings vary over time and do not reflect the effects of sales charges. Of the New York municipal bond funds rated for the period ended 9/30/96, class A shares ranked 18 out of 99 and 22 out of 43 for 1- and 5-year performance, respectively. Performance of other share classes will vary. Past performance is not indicative of future results.

+ Morningstar ratings reflect risk-adjusted performance through 9/30/96 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For the 3- and 5-year performance, the fund received 5 stars. There were 1, 013, and 561 funds rated. 10% of the funds in an investment category receive 5 stars. Performance for other share classes will vary. Past performance is not indicative of future results.



(copyright) Karsh, Ottawa

[PHOTO OF GEORGE PUTNAM OMITTED]

From the Chairman

Dear Shareholder:

The flat-tax anxiety that gripped the municipal bond market as Putnam New York Tax Exempt Opportunities Fund began fiscal 1996 seems like ancient history today. As with so many other historical events, however, the effects linger.

In this case, the residual consequence has had some positive implications. When the rest of the bond market took a rather steep drop last February, municipal bond prices barely wavered, although they are still mildly erratic.

Overall, Howard Manning, your fund's newly appointed manager, believes positive forces at work in the municipal bond market outweigh the negatives. Demand is strong, especially relative to fairly modest supply. The economy, interest rates, and inflation remain generally favorable. In sum, after a year full of challenges, the outlook for the year ahead appears positive.

Howard, who joined Putnam's municipal bond group in 1986, has 14 years of investment experience. In the report that follows, he discusses your fund's performance in fiscal 1996 and what he sees as the prospects for the fiscal year just under way.

Respectfully yours,

/S/ George Putnam

George Putnam

Chairman of the Trustees

November 20, 1996



Report from the Fund Manager
Howard K. Manning

Municipal bond funds faced a number of challenges over the 12 months ended September 30, 1996, but Putnam New York Tax Exempt Opportunities Fund has successfully withstood them. In the first half of the year, in an otherwise ideal environment for bond market investing, investors' flat-tax fears held back municipal bond performance. At the year's midpoint -- as flat-tax concerns decreased -- the general bond market rally came to an abrupt halt with the sharpest one-day price decline in nearly two decades. And while the final six months of your fund's fiscal year brought a bit more stability to the bond market, investors continued to be anxious about the possibility of an overheating economy.

Despite this dubious environment for tax-free investing, your fund concluded the period with a respectable performance record. For the 12 months ended September 30, 1996, your fund's class A shares rose 6.48%, class B shares gained 5.78%, and class M shares rose 6.15%, all at net asset value. These returns compare favorably with the Lipper New York municipal debt universe average of 5.55%. The returns taking maximum sales charges into account were 1.41%, 0.78%, and 2.65% for class A, class B, and class M shares, respectively. Please see pages 8 and 9 for complete performance information.

*NEW YORK CREDIT ENVIRONMENT REMAINS STRESSED

In your fund's semiannual report in March, we discussed the credit pressures on New York bonds, specifically state-appropriated issues and New York City government obligations. During the second half of the fiscal year, this situation was essentially unchanged and we continued to manage the portfolio with these credit issues in mind. At the year's midpoint, we had significantly reduced holdings in state-appropriated bonds, which are used to finance public programs, in favor of essential service issues.



Essential service bonds are self-funding; the income paid to investors comes from the fees paid by users of the services. Therefore, income from essential service bonds tends to be relatively stable and carries a lower risk of default than income from other types of municipal bonds. In addition, these bonds don't rely on the New York budgetary process for their long-term survival. Among the essential service bonds in your fund's portfolio at the end of the period were New York City Water Authority, Port Authority of New York and New Jersey, and New York State Local Government Assistance Corp.

The bright side of the New York credit picture has been the outstanding year on Wall Street -- a period in which the U.S. stock market has surged to record highs, including the milestone 6000 mark for the Dow Jones Industrial Average just after the close of the fiscal year. This intoxicating market environment proved especially beneficial for New York City. As tax-paying investors earn more money, the city's and state's tax collections rise. This increase in revenue, in turn, helped ease chronic budget deficit problems and improved perceptions of New York's creditworthiness. In fact, at the end of September, New York was in better fiscal shape than we had anticipated.

[GRAPHIC OMITTED horizontal bar chart TOP INDUSTRY SECTORS*]

Health care            19.3%

Water and sewer        17.6%

Education              17.3%

Transportation         10.2%

Utilities               8.4%

Footnote reads:
*Based on net assets as of 9/30/96. Holdings will vary over time.



[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW*]

B              2.37%

Aaa/AAA       35.89%

Aa/AA         18.48%

A/A1          13.37%

Baa/BBB       22.27%

Ba/BB          7.62%

Footnote reads:
*As a percentage of market value as of 9/30/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

*A MODEST UPGRADE IN PORTFOLIO QUALITY

The emphasis on essential service bonds, combined with the fund's relatively high percentage of insured bonds, has increased the overall credit quality of your fund's portfolio. Our shift away from several lower-quality holdings was another contributing factor. One such position was Long Island Lighting Co. -- the gas and electric company that has been burdened by many problems, not the least of which is Governor Pataki's plan to fold the facility. We have also reduced the portfolio's weighting of health-care issues. The New York health-care industry has experienced increased volatility because of changes in laws concerning federal and state funding. While we believe the legislative changes will be positive for the industry over the long term, we remain cautious about their short-term impact on health-care bonds. As always, we will constantly re-evaluate portfolio holdings to ensure that they meet the fund's credit quality standards.

*POSITIVE OUTLOOK FOR THE COMING YEAR

While fiscal 1996 was a tough year for municipal bond investing, your fund has come through it with a strong record. In addition, a relatively low supply of new issues at fiscal year's end brought New York municipal bond prices to appealing levels relative to other municipals. Concern about a flat tax, a recurring theme in recent reports, no longer appears to have a negative impact on municipal bond demand. And although discussions of tax reform may reappear at some point, radical changes are not expected in the near future.

As fiscal 1997 begins, we expect the financial markets to become more conducive to fixed-income investing, with stable to lower interest rates and relatively slow economic growth. Of course, we will constantly monitor market conditions as well as your fund's portfolio and will search for municipal bonds that offer the right balance of credit quality, yield, and relative price stability.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam New York Tax Exempt Opportunities Fund is designed for investors seeking high current income free from federal, New York State, and New York City income taxes, consistent with capital preservation.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 9/30/96
                     Class A         Class B          Class M
(inception date)    (11/7/90)        (2/1/94)        (2/10/95)
                  NAV      POP     NAV    CDSC      NAV     POP
-------------------------------------------------------------------
1 year           6.48%    1.41%   5.78%   0.78%    6.15%   2.65%
-------------------------------------------------------------------
5 years         40.40    33.78      --      --       --      --
Annual average   7.02     5.99      --      --       --      --
-------------------------------------------------------------------
Life of class   53.27    46.06   12.24    9.31    13.70    9.95
Annual average   7.51     6.63    4.44    3.40     8.14    5.95
-------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/96
                                Lehman Bros.       Consumer
                              Municipal Bond         Price
                                   Index             Index
-------------------------------------------------------------------
1 year                             6.04%             3.00%
-------------------------------------------------------------------
5 years                           43.28             15.02
Annual average                     7.46              2.84
-------------------------------------------------------------------
Life of class A                   59.29             18.20
Annual average                     8.19              2.88
-------------------------------------------------------------------
Life of class B                   12.19              7.93
Annual average                     4.41              2.91
-------------------------------------------------------------------
Life of class M                   16.30              4.99
Annual average                     9.50              3.01
-------------------------------------------------------------------

Footnote reads:
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge., with the maximum being 5%. Performance data prior to 5/11/92 do not reflect operation under the fund's current investment objective and policies.



[GRAPHIC OMITTED worm chart GROWTH OF A $10,000 INVESTMENT]


Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 2/1/94 would have been valued at $11,224 at net asset value on 9/30/96 ($10,931 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 2/10/95 would have been valued at $11,370 at net asset value on 9/30/96, $10,995 at public offering price.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/96
                            Class A       Class B       Class M
--------------------------------------------------------------------
Distributions (number)         12            12            12
--------------------------------------------------------------------
Income                     $0.4867321    $0.4275790    $0.458714
--------------------------------------------------------------------
Capital gains1                     --            --           --
--------------------------------------------------------------------
Total                      $0.4867321    $0.4275790    $0.458714
--------------------------------------------------------------------
Share value:             NAV       POP      NAV      NAV       POP
--------------------------------------------------------------------
9/30/95                $8.80     $9.24    $8.79    $8.79     $9.09
--------------------------------------------------------------------
9/30/96                 8.87      9.31     8.86     8.86      9.16
--------------------------------------------------------------------
Current return
(end of period)
--------------------------------------------------------------------
Current dividend rate2  5.13%     4.89%    4.48%    4.83%     4.67%
--------------------------------------------------------------------
Taxable equivalent3     9.55      9.10     8.34     8.99      8.69
--------------------------------------------------------------------
Current 30-day
SEC yield4              4.86      4.62     4.22     4.56      4.41
--------------------------------------------------------------------
Taxable equivalent3     9.05      8.60     7.85     8.49      8.21
--------------------------------------------------------------------
1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 46.27 % combined federal, state, and city tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.



TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [DBL. DAGGER]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS [SECTION MARK]

Putnam money market funds: **

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts ++

 *              Formerly Natural Resources Fund

 +              Formerly Overseas Growth Fund

[DBL. DAGGER]   Not available in all states.

[SECTION MARK]  Relative to above.

 ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

 ++ Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended September 30, 1996

To the Trustees and Shareholders of
Putnam New York Tax Exempt Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Opportunities Fund (the "fund") at September 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts

November 14, 1996




Portfolio of investments owned
September 30, 1996

                   Key to Abbreviations
                   AMBAC      -- AMBAC Indemnity Corporation
                   FGIC       -- Financial Guaranty Insurance Company
                   FHA Insd.  -- Federal Housing Administration Insured
                   G.O. Bonds -- General Obligation Bonds
                   IFB        -- Inverse Floating Rate Bonds
                   MBIA       -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES  (98.6%) *
PRINCIPAL AMOUNT                                                                             RATINGS**                VALUE

New York  (88.9%)
---------------------------------------------------------------------------------------------------------------------------
       $1,130,000  Erie Cnty., Wtr. Auth. Rev. Bonds
                   (Fourth Resolution), AMBAC, zero %, 12/1/17                               Aaa                  $ 247,786
        2,635,000  Ithaca, Hsg. Corp. Mtge. Rev. Bonds
                   (Eddygate Park Apts. Project), 9s, 6/1/06                                 BBB/P                2,756,473
        2,650,000  Jefferson Cnty., Indl. Dev. Agcy. Solid
                   Waste Disp. Rev. Bonds
                   (Champion Intl. Corp.), 7.2s, 12/1/20                                     Baa                  2,875,250
                   NY City G.O. Bonds
          480,000  Ser. D, 8 1/4s, 8/1/11                                                    A                      548,400
          300,000  Ser. B, 8 1/4s, 6/1/05                                                    BBB+                   347,625
       10,000,000  Ser. J, 5 1/2s, 2/15/26                                                   Baa                  8,925,000
          380,000  Ser. F, 3s, 11/15/00                                                      BBB+                   352,925
        1,000,000  NY City G.O. IFB  AMBAC, 8.24s, 9/1/11                                    Aaa                  1,048,750
        6,400,000  NY City Hlth. & Hosp. Corp.
                   Rev. Bonds AMBAC, 5.635s, 2/15/23                                         Aaa                  6,208,000
        4,000,000  NY City Hlth. & Hosp. Corp. Rev. Bonds,
                   AMBAC, 5.536s, 2/15/11                                                    Aaa                  3,915,000
        5,000,000  NY City Indl. Dev. Agcy. Rev. Bonds
                   (Paer Inc. Project), 7.95s, 1/1/28                                        BB/P                 5,293,750
                   NY City Indl. Dev. Agcy.
        1,750,000  Civic Fac. Rev. Bonds (The Lighthouse Inc. Project),
                   6 1/2s, 7/1/22                                                            Aa                   1,817,812
        8,325,000  Civic Fac. Rev. Bonds (Parking Corp. Project),
                   8 1/2s, 12/30/22                                                          BB/P                 8,772,468
        4,000,000  NY City Muni. Fin. Auth. Wtr. & Swr. Syst.
                   Rev. Bonds, MBIA, 5 1/2s, 6/15/23                                         Aaa                  3,850,000
        5,000,000  NY City Muni. Wtr. & Swr. Fin. Auth.
                   Rev. Bonds, MBIA, 6.82s, 6/15/13                                          Aaa                  4,606,250
                   NY City Muni. Wtr. Fin. Auth. Wtr. & Swr. Syst. Rev. Bonds
        9,020,000  MBIA, 5 1/2s, 6/15/19                                                     Aaa                  8,749,400
        2,690,000  Ser. B, AMBAC, 5 1/2s, 6/15/19                                            Aaa                  2,626,112
        4,160,000  NY State Dorm Auth. Rev. Bonds (City U.),
                   AMBAC, 5 3/8s, 7/1/25                                                     Aaa                  3,957,200
                   NY State Dorm. Auth. Rev. Bonds (City U.), Ser. D
          170,000  8 3/4s, 7/1/03                                                            Baa                    201,875
        5,250,000  8.2s, 7/1/12                                                              Baa                  5,656,875
                   NY State Dorm. Auth. Rev. Bonds
        7,225,000  (City U.), Ser. C, 8 1/8s, 7/1/08                                         Baa                  7,775,906
        2,750,000  (Long Island Med. Ctr.), Ser. A, FHA Insd., 7 3/4s, 8/15/27               AAA                  2,911,563
          835,000  (NY Dept of Ed.), 7 3/4s, 7/1/21                                          A                      957,119
          750,000  (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13                             Baa                    882,187
          605,000  (Cornell U.), Ser. A, 7 3/8s, 7/1/30                                      Aa                     667,769
        6,000,000  (Cornell U.), Ser. A, 7 3/8s, 7/1/20                                      Aa                   6,622,500
          500,000  (Wildwood School), 7.3s, 7/1/15                                           A                      563,750
        2,050,000  (Our Lady Of Mercy), 6.3s, 8/1/32                                         AA                   2,114,063
        5,050,000  (City U. Syst.), MBIA, 5 1/2s, 7/1/24                                     Aaa                  4,911,125
        5,000,000  (State U. Edl. Fac), Ser. C, 5.4s, 5/15/23                                Baa                  4,543,750
        2,000,000  (State U. Dorm. Facs.), Ser. A, AMBAC, 5.3s, 7/1/24                       Aaa                  1,890,000
          725,000  (State U. Edl. Fac.), Ser. B, zero %, 5/15/09                             Baa                    347,094
                   NY State Energy Research & Dev. Auth.
        2,000,000  Gas Facs. IFB (Brooklyn Union Gas Co. Project),
                   Ser. B, 10.0283s, 7/1/26                                                  A                    2,362,500
        2,000,000  Gas IFB (Brooklyn Union Gas Co. Project), 8.810s, 4/1/20                  A                    2,165,000
        1,700,000  Poll. Control Rev. Bonds (Hudson Gas), FGIC, 7 3/8s, 10/1/14              Aaa                  1,870,000
        1,750,000  Poll. Control Rev. Bonds (Niagara Mohawk Pwr. Corp.),
                   Ser. A, FGIC, 7.2s, 7/1/29                                                Aaa                  1,977,500
        1,000,000  NY State Energy Resh. & Dev. Auth. Poll. Control
                   Rev. Bonds (Hudson Gas), FGIC, 7 3/8s, 10/1/14                            Aaa                  1,100,000
        8,500,000  NY State Energy Resource & Dev. Auth. Rev. Bonds,
                   AMBAC, 5 1/4s, 8/15/20                                                    Aaa                  7,883,750
                   NY State Env. Fac. Corp. Poll. Control Rev. Bonds
        8,000,000  (State Wtr. Revolving Fund), Ser. A, 7 1/2s, 6/15/12                      Aa                   8,840,000
        1,000,000  Ser. B, 7 1/2s, 3/15/11                                                   Aa                   1,083,750
        7,185,000  (State Wtr. Revolving Fund), 7s, 6/15/12                                  Aa                   7,921,463
          500,000  NY State Hsg. Fin. Agcy. Svcs. Contract Oblig. Rev. Bonds,
                   Ser. A, 7 1/4s, 9/15/12                                                   Baa                    548,125
        2,900,000  NY State Local Govt. Assistance Corp. Rev. Bonds,
                   Ser. C, 5 1/2s, 4/1/17                                                    A                    2,842,000
                   NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
          615,000  (Hosp. & Nursing Home Insd. Mtge.), Ser. B, FHA Insd.,
                   8 7/8s, 8/15/27                                                           AA                     654,206
          395,000  (Mental Hlth. Svcs. Fac.), Ser. B, 7 7/8s, 8/15/08                        Baa                    440,919
           70,000  (Mental Hlth. Svcs. Fac.), Ser. A, 7.8s, 2/15/19                          BBB+                    75,425
        2,000,000  MBIA, 7.6s, 2/15/29                                                       Aaa                  2,162,500
          230,000  (Mental Hlth. Svcs. Fac), Ser. A, 7 1/2s, 2/15/21                         BBB+                   254,438
        5,750,000  (North Shore U. Hosp.), MBIA, 7.2s, 11/1/20                               Aaa                  6,325,000
          200,000  (Bronx, Lebanon & the Jamaica Hosps.), Ser. A, 7.1s, 2/15/27              Baa                    204,000
          700,000  (Hosp. & Nursing Home Insd. Mtge.), Ser. D, FHA Insd.,
                   6.6s, 2/15/31                                                             AAA                    728,000
        1,725,000  NY State Mtge. Agcy. Rev. Bonds (Single-Fam.),
                   Ser. 2, zero %, 10/1/14                                                   Aa                     317,642
        6,125,000  NY State Thru-Way Auth. General Purpose
                   Rev. Bonds, Ser. B, MBIA, 5s, 1/1/20                                      Aaa                  5,612,031
                   NY State Urban Dev. Corp. Rev. Bonds (Clarkson Ctr.)
        1,685,000  5 1/2s, 1/1/20                                                            Baa                  1,602,856
        3,345,000  5 1/2s, 1/1/15                                                            Baa                  3,198,656
                   NY State Urban Dev. Corp. Rev. Bonds
        2,000,000  (Syracuse U.), 5 1/2s, 1/1/15                                             Baa                  1,895,000
        2,950,000  (Correctional Fac.), Ser. 4, 5 3/8s, 1/1/23                               Baa                  2,658,688
        2,000,000  (Correctional Fac.), Ser. A, 5 1/4s, 1/1/21                               Baa                  1,777,500
        2,000,000  NY City Indl. Dev. Rev. Bonds (Solid Waste
                   Disp-Visy Paper Project), 7.8s, 1/1/16                                    BB/P                 2,117,500
          175,000  Port Auth. NY & NJ Cons.  Rev. Bonds,
                   Ser. 78, 6 1/2s, 10/15/08                                                 AA                     187,469
        5,000,000  Tompkins Cnty. Indl. Dev. Agcy. Rev. Bonds
                   (Life Care Cmnty., Kendal Ithaca), 7 7/8s, 6/1/24                         B/P                  5,031,250
       10,000,000  Triborough Brdg. & Tunl. Auth. General Purpose
                   Rev. Bonds, Ser. A, 5s, 1/1/24                                            Aa                   9,050,000
        1,450,000  Valley Hlth. Dev. Corp. Mtge. Rev. Bonds (Valley Hlth.
                   Project), FHA Insd., 11.3s, 2/1/23                                        A                    1,732,750
                                                                                                                -----------
                                                                                                                191,563,695
Puerto Rico  (9.7%)
---------------------------------------------------------------------------------------------------------------------------
       10,000,000  Cmnwlth. of PR Aqueduct & Swr. Rev. Bonds, 5s, 7/1/19                     A                    9,025,000
                   Cmnwlth. of PR Hwy. & Trans. Auth. Rev. Bonds, Ser. Y
        1,600,000  5s, 7/1/36                                                                A                    1,396,480
        1,000,000  6 1/4s, 7/1/13                                                            A                    1,066,250
        4,700,000  Cmnwlth. of PR Hwy. & Trans. Auth. Hwy. IFB, Ser. W, 6.67s, 7/1/08        A                    4,653,000
        1,000,000  PR Indl. & Environmental Poll. Control Fac. Fing. Auth.
                   Rev. Bonds, 7.6s, 5/1/14                                                  A1                   1,093,750
        3,800,000  PR Tel. Auth. Rev. Bonds, MBIA, 5.51s, 1/16/15                            AAA                  3,690,750
                                                                                                                -----------
                                                                                                                 20,925,230

---------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $210,322,731) ***                                                    212,488,925
---------------------------------------------------------------------------------------------------------------------------

*    Percentages indicated are based on net assets of $215,457,286.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30,1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1996.
     Securities rated by Putnam are indicated by "/P"and are not publicly rated. Ratings are not covered by the Report of independent accountants.

*** The aggregate identified cost on a tax basis is $210,331,429, resulting in gross unrealized appreciation and depreciation of $3,896,864 and $1,739,368, respectively, or net unrealized appreciation of $2,157,496.

     The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and are the current interest rates at September 30, 1996.

     The fund had the following industry group concentrations greater than 10% at
     September 30, 1996 (as a percentage of net assets):


     Health care                    19.3%
     Water and sewer                17.6
     Education                      17.3
     Transportation                 10.2

     The fund had the following insurance
     concentrations greater than 10% at
     September 30, 1996 (as a percentage of net assets):

     MBIA                           17.5%
     AMBAC                          12.9%

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1996

Assets
------------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$210,322,731) (Note 1)                                                                    $212,488,925
------------------------------------------------------------------------------------------------------
Cash                                                                                           693,090
------------------------------------------------------------------------------------------------------
Interest and other receivables                                                               3,339,029
------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                         640,377
------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              24,242,366
------------------------------------------------------------------------------------------------------
Total assets                                                                               241,403,787

Liabilities
------------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                          241,107
------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                            24,279,489
------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                     876,768
------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                   320,813
------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                       7,617
------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                       78
------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                     1,931
------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                         116,484
------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                         102,214
------------------------------------------------------------------------------------------------------
Total liabilities                                                                           25,946,501
------------------------------------------------------------------------------------------------------
Net assets                                                                                $215,457,286

Represented by
------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and  4)                                                          $213,841,779
------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                   161,060
------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                         (711,747)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                   2,166,194
------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                                $215,457,286

Computation of net asset value and offering price
------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($172,170,072 divided by 19,410,001 shares)                                                      $8.87
------------------------------------------------------------------------------------------------------
Offering Price per class A share (100/95.25 of $8.87)*                                           $9.31
------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($41,795,327 divided by 4,716,475)***                                                            $8.86
------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,491,887 divided by 168,436 shares)                                                           $8.86
------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.86)**                                          $9.16
------------------------------------------------------------------------------------------------------

* On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30,1996

Tax exempt interest income                                                               $13,371,284
----------------------------------------------------------------------------------------------------

Expenses:
----------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                          $1,259,730
----------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                               245,502
----------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                             12,523
----------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                               7,793
----------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                        346,958
----------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                        286,629
----------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                          5,104
----------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                                 1,439
----------------------------------------------------------------------------------------------------
Reports to shareholders                                                                       38,614
----------------------------------------------------------------------------------------------------
Auditing                                                                                      30,736
----------------------------------------------------------------------------------------------------
Legal                                                                                         11,111
----------------------------------------------------------------------------------------------------
Postage                                                                                       68,981
----------------------------------------------------------------------------------------------------
Other                                                                                          9,359
----------------------------------------------------------------------------------------------------
Total expenses                                                                             2,324,479
----------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                  (319,312)
----------------------------------------------------------------------------------------------------
Net expenses                                                                               2,005,167
----------------------------------------------------------------------------------------------------
Net investment income                                                                     11,366,117
----------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           2,703,328
----------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                                       531,200
----------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                                (1,860,238)
----------------------------------------------------------------------------------------------------
Net gain on investments                                                                    1,374,290
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     $12,740,407
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                 Year ended September 30
                                                                              ------------------------------
                                                                                1996                  1995
------------------------------------------------------------------------------------------------------------
Increase in net assets
------------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------------
Net investment income                                                      $11,366,117           $11,270,965
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                      3,234,528            (2,207,244)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                   (1,860,238)            9,000,081
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        12,740,407            18,063,802
------------------------------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------------------------------
From net investment income:
------------------------------------------------------------------------------------------------------------
Class A                                                                     (9,635,133)          (10,369,002)
------------------------------------------------------------------------------------------------------------
Class B                                                                     (1,614,654)             (840,237)
------------------------------------------------------------------------------------------------------------
Class M                                                                        (51,638)               (4,453)
------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                           14,250,689             8,554,854
------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                15,689,671            15,404,964
------------------------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------
Beginning of year                                                          199,767,615           184,362,651
------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $161,060 and $72,372 respectively)                              $215,457,286          $199,767,615
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)
                                                                                         For the period
                                                                                      February 10, 1995
                                                                                          (commencement
                                                                       Year ended     of operations) to
                                                                     September 30          September 30        September 30
                                                                   --------------------------------------------------------
                                                                             1996                  1995                1996
                                                                   --------------------------------------------------------
                                                                                               Class M
                                                                   --------------------------------------------------------

Net asset value, beginning of period                                        $8.79                $8.51                $8.79
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .47                  .31                  .43
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .06                  .29                  .07
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .53                  .60                  .50
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.46)                (.32)                (.43)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.46)                (.32)                (.43)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.86                $8.79                $8.86
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                           6.15                 7.11 *               5.78
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $1,492                 $299              $41,795
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.30                 0.83 *               1.66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.03                 3.21 *               4.83
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     270.34               120.38               270.34
---------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                                        For the period
                                                                                      February 1, 1994
                                                                                         (commencement
                                                                       Year ended    of operations) to
                                                                     September 30         September 30
                                                                    -------------------------------------------------------
                                                                             1995                 1994                 1996
                                                                    -------------------------------------------------------
                                                                                  Class B
                                                                    -------------------------------------------------------

Net asset value, beginning of period                                        $8.48                $9.07                $8.80
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .47                  .32                  .49
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .31                 (.60)                 .07
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .78                 (.28)                 .56
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.47)                (.31)                (.49)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.47)                (.31)                (.49)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.79                $8.48                $8.87
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                           9.46                (3.06)*               6.48
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $24,259               $8,622             $172,170
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.65                 1.05 *               1.00
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.28                 3.39 *               5.53
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     120.38                13.85               270.34
---------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)




                                                                    Year ended September 30
                                                                    -------------------------------------------------------
                                                                             1995                 1994                 1993
                                                                    -------------------------------------------------------
                                                                                                                    Class A
                                                                    -------------------------------------------------------

Net asset value, beginning of period                                        $8.48                $9.12                $8.86
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .52                  .54                  .57
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .32                 (.62)                 .27
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .84                 (.08)                 .84
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.52)                (.54)                (.57)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --                 (.01)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                 (.02)                  --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.52)                (.56)                (.58)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.80                $8.48                $9.12
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                          10.27                 (.89)                9.80
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $175,210             $175,741             $170,533
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.01                  .98                 1.02
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     6.12                 6.22                 6.32
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     120.38                13.85                17.68
---------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                             1992
                                                                 ----------------

Net asset value, beginning of period                                        $8.67
---------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------
Net investment income                                                         .63 (c)
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .19
---------------------------------------------------------------------------------
Total from investment operations                                              .82
---------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------
From net investment income                                                   (.63)
---------------------------------------------------------------------------------
In excess of net investment income                                             --
---------------------------------------------------------------------------------
From net realized gain on investments                                          --
---------------------------------------------------------------------------------
Total distributions                                                          (.63)
---------------------------------------------------------------------------------
Net asset value, end of period                                              $8.86
---------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                           9.89
---------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $108,609
---------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .91 (c)
---------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     7.04 (c)
---------------------------------------------------------------------------------
Portfolio turnover (%)                                                      11.56
---------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)  The ratio of expenses to average net assets for the periods ended
     September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the year ended September 30, 1992 reflect a reduction of $0.02 per share.


* Not annualized.




Notes to financial statements
September 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes by investing in a portfolio of New York tax-exempt securities which Putnam Management believes does not involve undue risk to income or principal.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At September 30, 1996, the fund had a capital loss carryover of approximately $424,000 available to offset future capital gains, if any, which will expire on September 30, 2003.

D) Distributions to shareholders Income dividends are declared daily by the fund and are distributed monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of organizational expenses, market discount and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1996, the fund reclassified $23,996 to increase undistributed net investment income and $761 to decrease paid-in-capital, with an increase to accumulated net realized loss on investments of $23,235. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

E) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue bonds are accreted according to the effective yield method.

F) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $30,827. These expenses have been fully amortized over a five year period ended September 30, 1996.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, and 0.40% of any amount over $1.5 billion, subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.



For the year ended September 30, 1996, fund expenses were reduced by $319,312 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $780 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $68,869 and $1,816 from the sale of class A and class M shares, respectively and $106,581 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received no commissions on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1996, purchases and sales of investment securities other than short-term municipal obligations aggregated $557,705,843 and $537,244,533, respectively. Purchases and sales of short-term municipal obligations aggregated $169,700,000 and $176,285,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.



Note 4
Capital shares
At September 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Year ended
                            September 30, 1996
----------------------------------------------------
Class A                 Shares            Amount
----------------------------------------------------
Shares sold          5,450,704      $ 48,248,509
----------------------------------------------------
Shares issued in
connection with
reinvestment of
 distributions         536,654         4,753,649
----------------------------------------------------
                     5,987,358        53,002,158

Shares
repurchased         (6,484,353)      (57,331,874)
----------------------------------------------------
Net decrease          (496,995)      $(4,329,716)
----------------------------------------------------

                                 Year ended
                            September 30, 1995
----------------------------------------------------
Class A                 Shares            Amount
----------------------------------------------------
Shares sold          4,362,516      $ 37,214,894
----------------------------------------------------
Shares issued in
connection with
reinvestment of
 distributions         587,902         5,019,522
----------------------------------------------------
                     4,950,418        42,234,416

Shares
repurchased         (5,756,670)      (48,914,592)
----------------------------------------------------
Net decrease          (806,252)     $ (6,680,176)
----------------------------------------------------

                                 Year ended
                            September 30, 1996
----------------------------------------------------
Class B                 Shares            Amount
----------------------------------------------------
Shares sold          2,494,552       $22,114,554
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          106,657           942,403
----------------------------------------------------
                     2,601,209        23,056,957

Shares
repurchased           (644,236)       (5,668,228)
----------------------------------------------------
Net increase         1,956,973       $17,388,729
----------------------------------------------------

                                 Year ended
                            September 30, 1995
----------------------------------------------------
Class B                 Shares            Amount
----------------------------------------------------
Shares sold          2,047,174      $ 17,535,586
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           54,190           465,295
----------------------------------------------------
                     2,101,364        18,000,881

Shares
repurchased           (358,544)       (3,061,066)
----------------------------------------------------
Net increase         1,742,820       $14,939,815
----------------------------------------------------

                                 Year ended
                            September 30, 1996
----------------------------------------------------
Class M                 Shares            Amount
----------------------------------------------------
Shares sold            141,757        $1,255,609
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            4,139            36,540
----------------------------------------------------
                       145,896         1,292,149

Shares
repurchased            (11,419)         (100,473)
----------------------------------------------------
Net increase           134,477        $1,191,676
----------------------------------------------------

                               For the period
                              February 10, 1995
                              (commencement of
                              operations) to
                            September 30, 1995
----------------------------------------------------
Class M                 Shares            Amount
----------------------------------------------------
Shares sold             35,453          $308,178
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              374             3,262
----------------------------------------------------
                        35,827           311,440

Shares
repurchased             (1,868)          (16,225)
----------------------------------------------------
Net increase            33,959          $295,215
----------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Results of September 5, 1996 shareholder meeting

An annual meeting of shareholders of the fund was held on September 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                    Votes
                                Votes for        withheld
Jameson Adkins Baxter          15,416,949         184,244
Hans H. Estin                  15,415,995         185,198
John A. Hill                   15,416,949         184,244
R.J. Jackson                   15,411,176         190,017
Elizabeth T. Kennan            15,406,890         194,303
Lawrence J. Lasser             15,413,467         187,726
Robert E. Patterson            15,407,659         193,534
Donald S. Perkins              15,411,274         189,919
William F. Pounds              15,406,120         195,073
George Putnam                  15,402,018         199,175
George Putnam, III             15,407,126         194,067
Eli Shapiro                    15,286,278         214,915
A.J.C. Smith                   15,410,407         190,786
W. Nicholas Thorndike          15,412,228         188,965

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 15,066,889 votes for, and 67,140 votes against, with 467,164 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows: 12,874,295 votes for, and 353,434 votes against, with 2,373,464 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 12,587,803 votes for, and 584,439 votes against, with 2,428,951 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
12,240,951 votes for, and 891,228 votes against, with 2,469,014 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 12,336,465 votes for, and 793,505 votes against, with 2,471,223 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to senior securities was approved as follows:
12,716,385 votes for, and 413,188 votes against, with 2,471,620 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 12,385,659 votes for, and 759,213 votes against, with 2,456,321 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 12,099,881 votes for, and 1,001,197 votes against, with 2,500,115 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows:
12,232,884 votes for, and 870,828 votes against, with 2,497,481 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 12,082,789 votes for, and 959,630 votes against, with 2,558,774 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 12,209,918 votes for, and 881,583 votes against, with 2,509,692 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to invest to gain control of a company's management was approved as follows: 12,323,763 votes for, and 773,648 votes against, with 2,503,782 abstentions and broker non-votes.



Our commitment to quality service

*CHOOSE AWARD-WINNING SERVICE

Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

*HELP YOUR INVESTMENT GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

*SWITCH FUNDS EASILY

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

*ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

* Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

James E. Erickson
Vice President

Howard K. Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------

28367-854/228/759    11/96